UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act Of 1934

Date of Report (date of earliest event reported): January 7, 2013

DIGITAL RIVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10380 Bren Road West, Minnetonka, MN 55343

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (952) 253-1234

Not Applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On January 7, 2013, Digital River, Inc. (“Digital River”) and LML Payment Systems Inc. (“LML”) issued a joint press release announcing that the previously announced plan of arrangement, which provides for the acquisition of all of the issued and outstanding common shares of LML by LML Acquisition Corp. (“Merger Sub”), a wholly-owned subsidiary of Digital River (the “Arrangement”), was approved by LML’s shareholders at a special meeting held on that date.  Digital River and LML also announced that the Arrangement is expected to close on January 10, 2013.  The Arrangement remains subject to the satisfaction of the additional closing conditions set forth in the Arrangement Agreement, dated September 21, 2012, by and among Digital River, Merger Sub and LML.  A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.

	By:	/s/ Stefan B. Schulz

Name: Stefan B. Schulz
Title: Chief Financial Officer
Date: January 7, 2013

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Joint Press Release regarding shareholder approval dated January 7, 2013